                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 26, 2001



                               NEON SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                        0-25457               76-0345839
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation or                                   Identification Number)
       organization)



                       14100 SOUTHWEST FREEWAY, SUITE 500
                            SUGAR LAND, TEXAS  77478
             (Address of Registrant's principal executive offices)


                                 (281) 491-4200
              (Registrant's telephone number, including area code)



                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On July 26, 2001, NEON Systems, Inc. issued a press release announcing that it had entered into a non-binding term sheet to acquire Scalable Software, Inc. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
Exhibit
Number          Description of Document
-------------   -----------------------

99.1            Press Release dated July 26, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2001

                                       NEON SYSTEMS, INC.



                                       /s/ James Bradford Poynter
                                       ---------------------------------------
                                       Name:  James Bradford Poynter
                                       Title: Chief Financial Officer
                                              (Principal financial officer)
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                               INDEX TO EXHIBITS



Exhibit
Number                     Description of Document
------------------------   -----------------------

99.1                       Press Release dated July 26, 2001.